Exhibit 10.2

October 7, 2016

AR Capital Acquisition Corp.

405 Park Avenue, 14th Floor

New York, New York 10022

AR Capital, LLC

405 Park Avenue, 14th Floor

New York, New York 10022

Re: Termination Letter

Gentlemen:

Reference is made to that certain letter agreement dated as of October 1, 2014 (the “Insider Letter Agreement”), by and among AR Capital Acquisition Corp., a Delaware corporation (the “Company”), AR Capital, LLC, a Delaware limited liability company (“AR Capital”), Nicholas S. Schorsch, William M. Kahane, Nicholas Radesca and Yoav Wiegenfeld (collectively, the “Parties”).

Based on the due execution and delivery of (i) that certain transfer agreement dated as of September 16, 2016, by and among AR Capital, Axar Master Fund Ltd., a Cayman Islands exempted company (“Axar”), and the Company, as amended by the First Amendment to the Agreement, dated September 27, 2016, and (ii) that certain insider letter agreement dated as of even date herewith, by and between Axar and the Company, the Parties hereby agree that the Insider Letter Agreement is terminated effective as of the date hereof with respect to Nicholas S. Schorsch, William M. Kahane and Nicholas Radesca; provided however, that the Insider Letter Agreement shall remain in full force and effect with respect to Yoav Wiegenfeld.

[Signature Page Follows]

Very truly, yours,

AR CAPITAL ACQUISITION CORP.

By:	/s/ William Kahane
Name: William Kahane Title: CEO

[Signature Page to Insider Letter Amendment]

ACKNOWLEDGED AND AGREED:

AR CAPITAL, LLC

By:	/s/ Edward Michael Weil Jr
Name: Edward Michael Weil Jr
Title: CEO

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch

By:	/s/ William M. Kahane
Name: William M. Kahane

By:	/s/ Nicholas Radesca
Name: Nicholas Radesca

By:	/s/ Yoav Wiegenfeld
Name: Yoav Wiegenfeld

[Signature Page to Insider Letter Amendment]